EIGHTH AMENDMENT TO SERVICING PAYMENTS
                        LOAN AND SECURITY AGREEMENT


      THIS AMENDMENT is entered into as of November 30, 1993, between LOMAS MORTGAGE USA, INC., a Connecticut corporation (the "Company"), the banks listed on the signature pages of this amendment ("Banks"), and BANK ONE, TEXAS, N.A., as agent for Banks (in that capacity "Agent").

      The Company, Banks, and Agent have entered into the Servicing Payments Loan and Security Agreement dated as of February 11, 1992 (as amended through the date of this amendment, and as further renewed, extended, amended, and restated, the "Loan Agreement") providing for loans to the Company on a revolving basis up to $25,000,000 outstanding at any time. The Company has requested an amendment to the Loan Agreement in order to extend the Termination Date and to replace Texas Commerce Bank, National Association as a Bank with Texas Commerce Bank National Association. Accordingly, for valuable and acknowledged consideration, the Company, Banks, and Agent agree as follows:

      1. Certain Definitions. Unless otherwise specified in this amendment, all terms defined in the Loan Agreement have the same meanings when used in this amendment, and all references to "Sections" are references to sections of the Loan Agreement.

      2.     Amendments.

           (a) The following definition in Section 1 is entirely amended as follows:

                "Termination Date" means the earlier of (a) November 29, 1994, and (b) the date Banks' commitments to lend terminate or are cancelled under this agreement.

           (b)    Section 2.11(a) is entirely amended as follows:

           (a) The Company shall pay to Agent for the Pro Rata account of each Bank an aggregate facility fee of $63,194.44, payable in four installments of $15,798.61 on November 30, 1993, $15,972.22 on
           March 1, 1994, $15,972.22 on June 1, 1994, and $15,451.39 on
           September 1, 1994.

           (c)    Section 7.3(b)(iii) is entirely amended as follows:

           (iii) (A) before November 30, 1993, the aggregate net proceeds, including the fair market value of property other than cash (as determined in good faith by the Board of Directors, evidenced by a resolution of the Board of Directors), received by the Company from the issuance or sale after October 1, 1992 (other than to a Subsidiary of the Company), of its capital stock and warrants, options, and rights to purchase its capital stock but excluding the net proceeds from the issuance, sale, exchange, conversion, or other disposition of its capital stock convertible into or exchangeable for any security other than its capital stock at the option of the holder thereof or upon the happening of any event, and (B) after November 30, 1993, the aggregate net cash proceeds, received by the Company from the issuance or sale after November 30, 1993 (other than to a Subsidiary of the Company), of its capital stock and warrants, options, and rights to purchase its capital stock but excluding the net proceeds from the issuance, sale, exchange, conversion, or other disposition of its capital stock convertible into or exchangeable for any security other than its capital stock at the option of the holder thereof or upon the happening of any event.


           (d)    Section 8.1(e) is entirely amended as follows:

                (e) The failure on the part of the Company to observe or perform (i) any of its covenants or agreements contained in
           Section 7 other than Section 7.4 or (ii) the covenant contained in
           Section 7.4 for a period of 30 days after the earlier of the date on which notice of such failure has been delivered by the Company to Agent, or the date on which notice of such failure has been delivered by any Bank to the Company.

           (e) Schedule 1.1 is amended in its entirety -- and all references in the Loan Papers to it shall be -- to the attached Second Amended Schedule 1.1.

      3. Conditions Precedent. Paragraph 2 is not effective until Agent and Banks (a) receive counterparts of this amendment executed by each party listed below and (b) each agreement, document, instrument, and other item listed on Annex A.

      4. Ratifications. The terms and provisions of this amendment shall modify and supersede all inconsistent terms and provisions of the Loan Papers, and, except as expressly modified and superseded by this amendment, the terms and provisions of the Loan Papers are ratified and confirmed and shall continue in full force and effect. The Company, Banks, and Agent agree that the Loan Papers as amended by this amendment shall continue to be legal, valid, binding, and enforceable in accordance with their respective terms. Without limiting the generality of the foregoing, the Company hereby ratifies and confirms that all Liens (except as amended by this amendment) heretofore granted to Agent, on behalf of Banks, were intended to, do, and shall continue to secure the full and complete payment and performance of the Obligations, and the Company agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional assignments, security agreements, modifications or amendments to any of the foregoing, and such other agreements, documents, and instruments as Agent or any Bank may reasonably request in order to perfect and protect such Liens and preserve and protect the rights of Agent and Banks in respect of all present and future Collateral.

       5. Representations and Warranties. The Company hereby represents and warrants to Banks and Agent that (a) this amendment and the Loan Papers to be delivered under this amendment have been duly executed and delivered by the Company, (b) no action of, or filing with, any Tribunal is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by the Company of this amendment and the Loan Papers to be delivered under this amendment, (c) this amendment and the Loan Papers to be delivered under this amendment are valid and binding upon the Company and are enforceable against the Company in accordance with their respective terms, except as limited by the Bankruptcy Code of the United States of America and all other similar Laws affecting the rights of creditors generally, (d) the execution, delivery and performance by the Company of this amendment and the Loan Papers to be delivered under this amendment do not require the consent of any other Person and do not and will not constitute a violation of any laws, agreement, or understanding to which the Company is a party or by which the Company is bound, (e) the representations and warranties contained in the Loan Agreement, as amended by this amendment, are true and correct in all material respects except to the extent that (i) the representations and warranties speak to a specific date or (ii) the facts on which the representations and warranties were based have been changed by transactions contemplated or permitted by the Loan Agreement as of the date of this amendment, (f) as of the date of this amendment, no Event of Default or Potential Default has occurred and is continuing, and (g) no change in the financial condition or prospect of the Company which could reasonably be expected to be a Material Adverse Event has or will have occurred.

      6. References. All references in the Loan Papers to the "Loan Agreement" shall refer to the Loan Agreement as amended by this amendment, and, because this amendment is a "Loan Paper" referred to in the Loan Agreement, then the provisions relating to Loan Papers set forth in Section 10 are incorporated herein by reference, the same as if set forth herein verbatim.

      7. Counterparts. This amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument.

      8. Parties Bound. This amendment shall be binding upon and shall inure to the benefit of the Company, Agent, and each Bank, and, subject to
Section 10.10, their respective successors and assigns.

      9. ENTIRETY. THIS AMENDMENT, THE LOAN AGREEMENT AS AMENDED HEREBY, AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES FOR THE TRANSACTIONS THEREIN, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      EXECUTED as of the date first stated above.

Lomas Mortgage USA, Inc.            LOMAS MORTGAGE USA, INC.,
1600 Viceroy Drive                  as the Company
Dallas, Texas  75235
Attn:  Robert E. Byerley, Jr.,
       Senior Vice President &
       Treasurer                    By  /s/ROBERT E. BYERLEY, JR.
Telecopy 214/879-7018                   -------------------------------------
                                        Robert E. Byerley, Jr.,
                                        Senior Vice President and Treasurer


Third Floor, 1717 Main Street       BANK ONE, TEXAS, N.A.,
Mortgage Finance Group              as Agent and a Bank
Dallas, Texas  75201
Attn:  Kathleen C. Stewart,
       Vice President
Telecopy 214/290-2275               By  /s/KATHLEEN C. STEWART
                                        -------------------------------------
                                        Kathleen C. Stewart, Vice President


8333 Douglas Avenue                 GUARANTY FEDERAL BANK, F.S.B.,
Dallas, Texas  75255                as a Bank
Attn:  James E. Robertson
       Vice President
Telecopy 214/360-8948               By  /s/JAMES E. ROBERTSON
                                        -------------------------------------
                                        James E. Robertson, Vice President



2200 Ross Avenue                    TEXAS COMMERCE BANK, NATIONAL
Dallas, Texas,  75201-4618          ASSOCIATION, as a Bank
Attn:  Barry J. Olson,
       Vice President
Telecopy 214/939-7938
                                    By  /s/BARRY J. OLSON
                                        -------------------------------------
                                        Barry J. Olson, Vice President


717 Travis Street                   TEXAS COMMERCE BANK NATIONAL ASSOCIATION,
Houston, Texas  77002               as a Bank
Attn:  Abbie Tidmore,
       Vice President
Telecopy 713/216-2082
                                    By  /s/ABBIE TIDMORE
                                        -------------------------------------
                                        Abbie Tidmore, Vice President

                                  ANNEX A

                            CLOSING CONDITIONS
(All documents dated as of November 30, 1993, unless otherwise specified)

J&G      [1.]       EIGHTH AMENDMENT TO CREDIT AGREEMENT executed by LOMAS
                    MORTGAGE USA, INC. (the "Company"), certain lenders
                    ("Banks"), and BANK ONE, TEXAS, N.A., as agent for itself and the other Banks ("Agent").

                    Annex A        -      Certain Loan Papers

         [2.] PROMISSORY NOTE in the stated principal amount of $7,500,000 executed by the Company and payable to the order of Texas Commerce Bank National Association.

         [3.] PAYMENT AND PRICING AGREEMENT executed by the Company and Texas Commerce Bank National Association.

LM       [4.]       OFFICERS' CERTIFICATE executed by the Assistant Secretary
                    of the Company, certifying resolutions adopted by the Company's directors, incumbency of certain officers of the Company, and changes, if any, to the Company's corporate charter and bylaws since July 8, 1993, attached to which are:

                    Annex A - Resolutions
                    Annex B - Changes to Corporate Charter, if any Annex C - Changes to Bylaws, if any

LM       [5.]       GNMA POOL ADVANCE AGREEMENT executed by Banks, the
                    Company, and GNMA.

J&G      [6.]       GNMA SUPPLEMENTAL AGREEMENT executed by the Company and
                    GNMA.

J&G      [7.]       TERMINATION AGREEMENT executed by the Company, Banks, and
                    GNMA.

J&G      [8.]       GNMA POWER OF ATTORNEY (GNMA) executed by the Company.

LM       [9.]       FHLMC ACKNOWLEDGMENT AGREEMENT executed by the Company,
                    Banks, and FHLMC.

J&G      [10.]      POWER OF ATTORNEY (FHLMC) executed by the Company.

LM       [11.]      AMENDMENTS TO FINANCING STATEMENTS executed by the
                    Company as Debtor, and filed in the following jurisdictions as of the following dates:

                                                        Orig.       Amendment
      Jurisdiction                Secured Party        File No.        Date
      ------------                -------------        --------     ---------

Secretary of State of Texas     Greenwich Capital     90-00115650    1/11/93
Secretary of State of Texas     File Net Corp.        91-00057195    1/11/93
Dallas County, Texas            Greenwich Capital     00491 and 90005-0225

LM       [12.]      Such other agreements, documents, or instruments as Agent
                    may require in form and substance satisfactory to Agent.
                        SECOND AMENDED SCHEDULE 1.1


                    Bank                        Committed Sums
                    ----                        --------------

Bank One, Texas, N.A.                             $10,000,000
Texas Commerce Bank National Association           $7,500,000
Guaranty Federal Bank, F.S.B.                      $7,500,000